                                                                    EXHIBIT 99.1


                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                        8 7/8% SENIOR SECURED NOTES DUE 2008
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       FOR
                        8 7/8% SENIOR SECURED NOTES DUE 2008
             THAT WERE ISSUED AND SOLD IN A TRANSACTION EXEMPT FROM
                      REGISTRATION UNDER THE SECURITIES ACT


--------------------------------------------------------------------------------
   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
     CITY TIME, ON ________ , 2001 UNLESS EXTENDED (THE "EXPIRATION DATE ").
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

         IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED TO THE EXCHANGE AGENT:

                              THE BANK OF NEW YORK

 By Overnight Delivery or by Hand:             By Registered or Certified Mail:

        The Bank of New York                         The Bank of New York
         101 Barclay Street                         101 Barclay Street, 7E
  Corporate Trust Services Window                  New York, New York 10286
            Ground Level                          Attention: William Buckley
      New York, New York 10286                      Reorganization Section
     Attention: William Buckley
       Reorganization Section

                 By Facsimile (for Eligible Institutions Only):

                                 (212) 815-6339

                            To Confirm by Telephone:

                                 (212) 815-5788

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, PLEASE CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-5788 (ATTENTION: WILLIAM BUCKLEY), OR BY FACSIMILE AT (212) 815-6339.

The undersigned hereby acknowledges receipt of (1) the Prospectus dated __________, 2001 (the "Prospectus") of BRL Universal Equipment, L.P., a Delaware limited partnership, and BRL Universal Equipment Corp., a Delaware corporation, as issuers of the notes (collectively, the "Issuers"), and of Universal Corporation, Inc., a Texas corporation ("UCI"), as issuer of the lease obligations that will be used to fund the principal and interest payments on the notes, and Universal Compression Holdings, Inc., a Delaware corporation and the parent of UCI, as issuer of the guarantee obligations with respect to the lease obligations of UCI, and (2) this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange their 8 7/8% Senior Secured Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for their outstanding 8 7/8% Senior Secured Notes due 2008 that were issued and sold in a transaction exempt from registration under the Securities Act (the "Old Notes"), of which $350,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from February 9, 2001. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from February 9, 2001. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Old Notes." Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned hereby tenders the Old Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all of the tendered Old Notes, and represents that it has received from each beneficial owner of the tendered Old Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers, all right, title and interest in, to and under such Old Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver the tendered Old Notes to the Issuers or cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Issuers, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Issuers of the tendered Old Notes pursuant to the Exchange Offer, and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the New Notes exchanged for tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes." All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes being tendered and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange as contemplated herein, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         By accepting the Exchange Offer, the undersigned hereby represents and warrants that (1) the New Notes to be acquired by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (2) neither the undersigned nor any Beneficial Owner is participating in, or intends to participate in, or has an arrangement or understanding with any person to participate in the distribution of the New Notes, (3) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers and, if the undersigned or any Beneficial Owner is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (4) if neither the undersigned nor any Beneficial Owner is a broker-dealer, that neither the undersigned nor any such Beneficial Owner is engaged in or intends to engage in the distribution of any New Notes, or (5) if any of the undersigned or any Beneficial Owner(s) is a broker-dealer that will receive New Notes for its own account in exchange for tendered Old Notes, that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes. The undersigned, by agreeing to so deliver any such prospectus, shall not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

PLEASE CHECK THE APPROPRIATE BOX:

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------


                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES

ALL TENDERING HOLDERS COMPLETE THIS BOX:

-----------------------------------------------------------------------------------------------------------------------
                                                         BOX 1

                                          DESCRIPTION OF OLD NOTES TENDERED
                                   (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)

-----------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),         CERTIFICATE     PRINCIPAL AMOUNT        AGGREGATE
    EXACTLY AS NAME(S) APPEAR(S) ON NOTE CERTIFICATE(S)      NUMBER(S) OF      REPRESENTED BY      PRINCIPAL AMOUNT
                (PLEASE FILL IN, IF BLANK)                    OLD NOTES*       CERTIFICATE(S)         TENDERED**
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                             TOTAL:
-----------------------------------------------------------------------------------------------------------------------

   * Need not be completed if Old Notes are being tendered by book-entry transfer.
   ** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Old Notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

--------------------------------------------------------------------------------
                                      BOX 2

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF CERTIFICATES FOR OLD NOTES NOT EXCHANGED AND/OR NEW NOTES ARE TO BE ISSUED IN THE NAME OF AND SENT TO SOMEONE OTHER THAN THE UNDERSIGNED OR IF OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER WHICH ARE NOT ACCEPTED FOR EXCHANGE ARE TO BE RETURNED BY CREDIT TO AN ACCOUNT MAINTAINED AT DTC OTHER THAN THE ACCOUNT SET FORTH IN BOX 5.

Issue New Note(s) and/or Old Notes to:

Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      BOX 3

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF CERTIFICATES FOR OLD NOTES NOT EXCHANGED AND/OR NEW NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail New Note(s) and any untendered Old Notes to:

Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 4

                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

NAME(S) OF REGISTERED HOLDER(S):
                                ------------------------------------------------


DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                   -----------------------------

NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:
                                                      --------------------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF OLD NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

NAME(S) OF TENDERING HOLDER(S):
                               -------------------------------------------------

NAME OF DTC PARTICIPANT:
                        --------------------------------------------------------

DTC PARTICIPANT NUMBER:
                       ---------------------------------------------------------

CONTACT AT DTC PARTICIPANT:
                           -----------------------------------------------------

TRANSACTION CODE NUMBER:
                        --------------------------------------------------------
--------------------------------------------------------------------------------

PAYER'S NAME: THE BANK OF NEW YORK

===============================================================================================================
SUBSTITUTE
FORM W-9                             NAME (IF JOINT NAMES, LIST FIRST AND CIRCLE THE NAME OF THE PERSON OR
DEPARTMENT OF THE TREASURY           ENTITY WHOSE NUMBER YOU ENTER IN PART 1 BELOW. SEE INSTRUCTIONS IF YOUR
 INTERNAL REVENUE SERVICE            NAME HAS CHANGED.)

PAYERS' REQUEST FOR TAXPAYER         ADDRESS:
IDENTIFICATION NUMBER (TIN)                  ------------------------------------------------------------------

                                     CITY, STATE AND ZIP CODE:
                                                              -------------------------------------------------

                                     LIST ACCOUNT NUMBER(S) HERE (OPTIONAL):
                                                                            -----------------------------------
                                     --------------------------------------------------------------------------

                                     PART 1--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN")
                                     AND CERTIFY BY SIGNING AND DATING BELOW:

                                     TIN:
                                         ----------------------------------------------------------------------
                                     --------------------------------------------------------------------------

                                     PART 2--

                                     TIN APPLIED FOR:  [ ]
---------------------------------------------------------------------------------------------------------------

PART 3--CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION
3406(a)(1)(c) OF THE INTERNAL REVENUE CODE BECAUSE (1) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO
BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE
SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. [ ]
===============================================================================================================

================================================================================
CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE:
          ----------------------------------------------------------------------

NAME:                                 DATE:
     --------------------------------      -------------------------------------
================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

================================================================================

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

----------------------------------------       ---------------------------------
                SIGNATURE                                   DATE

----------------------------------------
           NAME (PLEASE PRINT)
================================================================================

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for tendered Old Notes must be received by the Exchange Agent at its address set forth herein or such tendered Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Issuers. Neither the Issuers nor the registrar is under any obligation to notify any tendering holder of the Issuers' acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (1) such tender must be made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act (in any such case, an "Eligible Institution"), (2) prior to the Expiration Date, the Exchange Agent must have received from an Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by facsimile, transmission, mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the tendered Old Notes and the principal amount of the Old Notes tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal, together with the certificate(s) representing the tendered Old Notes and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and (3) the certificate(s) representing all tendered Old Notes in proper form for transfer, or a confirmation of book-entry transfer of such tendered Old Notes into the Exchange Agent's account at DTC, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery within the time period prescribed above. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery process.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name tendered Old Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder), or whose name appears on a DTC security position listing as a holder of

Old Notes, may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on the face of the tendered Old Notes, or whose name appears on a security position listing with DTC as the owner of the tendered Old Notes, in each case without any change whatsoever.

         If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different names in which tendered Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of tendered Old Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the tendered Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any tendered Old Notes, such tendered Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the tendered Old Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any tendered Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on tendered Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the tendered Old Notes are tendered (1) by a registered holder who has not completed Box 2 set forth herein

(entitled "Special Issuance Instructions"), (2) by a registered holder who has not completed Box 3 set forth herein (entitled "Special Delivery Instructions") or (3) by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the appropriate box (Box 2 or Box 3), the name and address to which the New Notes and/or substitute certificates evidencing Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

         7. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of tendered Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged or to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, a transfer tax is imposed for any reason other than the transfer and exchange of tendered Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and/or withheld from any payment due with respect to the Old Notes tendered by such holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the tendered Old Notes listed in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any tendered Old Notes that are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN") which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each holder of tendered Old Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

         The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligation regarding backup withholding.


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


         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuers, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all tenders of Old Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Issuers' counsel, be unlawful. The Issuers also reserve the absolute right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities to holders of Old Notes or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Old Notes are submitted in principal amount greater than the principal amount of Old Notes being tendered, such unaccepted or non-exchanged Old Notes will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Old Notes.

         11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLE OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF OLD NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Old Notes when, as and if the Issuers have given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at such different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders of Old Notes."


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